SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): August 2, 2004


                       WINDSWEPT ENVIRONMENTAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                    0-17072                  11-2844247
         --------                    -------                  ----------
(State or other jurisdiction      (Commission               (IRS Employer
      of incorporation)            File Number)           Identification No.)


100 SWEENEYDALE AVENUE, BAY SHORE, NEW YORK                      11706
-------------------------------------------                      -----
(Address of principal executive offices)                       (Zip Code)


                                 (631) 434-1300
              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         On February 5, 2004, we entered into an Account Receivable Finance Agreement with Spotless Plastics (USA), Inc. in order to increase our liquidity. As part of the agreement, Spotless is permitted to purchase any of our accounts receivable at a 15% discount to invoice prices, which the Company believes is at least as favorable to it as would be available from an unaffiliated third-party, as may be adjusted by Spotless in it sole discretion. We pay varying monthly discount fees on purchased accounts receivable based upon invoice prices, and we
(a) manage purchased accounts receivable while remitting to Spotless any proceeds received and (b) bear any related litigation costs.

         Pursuant to the Account Receivable Finance Agreement, Spotless has purchased certain of our accounts receivable for cash. All of the accounts receivable purchases since April 29, 2004 were made at a 15% discount. Between May 14, 2004 and August 2, 2004, Spotless purchased $1,588,924 of our accounts receivable as follows:

----------------------  ----------------------------  --------------------------

    DATE PURCHASED            AMOUNT OF ACCOUNTS        AMOUNT OF CASH RECEIVED
                            RECEIVABLE PURCHASED
----------------------  ----------------------------  --------------------------

     May 28, 2004                 $355,453.80                $302,135.73
---------------------- -----------------------------  --------------------------

     June 4, 2004                 $271,562.50                $230,828.00
---------------------- -----------------------------  --------------------------

    June 11, 2004                 $383,489.34                $325,965.94
---------------------- -----------------------------  --------------------------

    June 28, 2004                 $138,299.25                $117,554.36
---------------------- -----------------------------  --------------------------

     July 8, 2004                 $179,237.02                $152,351.47
---------------------- -----------------------------  --------------------------

    August 2, 2004                $260,882.44                $221,750.07
---------------------- -----------------------------  --------------------------

         As of August 2, 2004, we have incurred $238,339 of discounts and fees under the Account Receivable Finance Agreement in relation to the above-described transactions. In addition, between May 14, 2004 and August 2, 2004, we have remitted $1,535,708 of proceeds to Spotless in connection with payments received with respect to account receivables purchased by Spotless under the Account Receivable Finance Agreement.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c) Exhibits

         99.1     Press release dated August 17, 2004

Item 9.  Regulation FD Disclosure.
         ------------------------

Item 12. Disclosure of Results of Operations and Financial Condition.
         -----------------------------------------------------------

         On  August  17,  2004,  we issued the press release attached as Exhibit
99.1 to this Form 8-K concerning our results of operations for the fiscal year ended June 29, 2004. This information and Exhibit 99.1 are being furnished under Items 9 and 12 of Form 8-K. Because this information and Exhibit 99.1 are furnished and are not deemed or considered "filed" with the Securities and Exchange Commission, they shall not be incorporated by reference into any of our reports or other filings made with the Securities and Exchange Commission.

         This report contains certain forward-looking statements about the Company that are based on management's current expectations. Actual results may differ materially as a result of any one or more of the risks identified in the Company's filings under the Securities Exchange Act of 1934. These risks include such factors as the amount of the Company's revenues, the Company's ability to increase its gross margins and limit or reduce its expenses, the frequency and magnitude of environmental disasters or disruptions, the effects of new laws or regulations relating to environmental remediation, the ability of the Company to obtain new and large projects, the Company's ability to raise or access capital, the competitive environment within the Company's industry, dependence on key personnel and economic conditions.

Exhibit No.   Description
              -----------
10.1          Account  Receivable  Finance Agreement (Incorporated  by reference to Exhibit 10.1 to the Registrant's Quarterly Report on Form 10-Q filed with the Commission on February 10, 2004).

99.1          Press release dated August 17, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             WINDSWEPT ENVIRONMENTAL GROUP, INC.


                             By:     /s/ Michael O'Reilly
                                 ----------------------------------------------
                                 Michael O'Reilly, Chief Executive Officer


Date: August 17, 2004